UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8170 Maple Lawn Boulevard, Suite 180

Fulton, MD 20759

(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2012, Colfax Corporation (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”), at which four proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2012 and in the Additional Materials for the Annual Meeting filed with the SEC on April 26, 2012.  The final results for each proposal are set forth below.

Proposal 1:  Election of Directors

The Company’s stockholders elected nine directors to the Company’s Board of Directors, to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.  The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstain	Broker non-votes
Mitchell P. Rales	68,161,557	1,716,535	3,060	3,137,952
Steven E. Simms	69,750,595	126,797	3,760	3,137,952
Patrick W. Allender	68,697,856	1,179,495	3,801	3,137,952
Thomas S. Gayner	69,436,141	441,799	3,212	3,137,952
Rhonda L. Jordan	69,338,498	539,894	2,760	3,137,952
Clay H. Kiefaber	68,956,978	923,414	760	3,137,952
San W. Orr, III	69,730,428	147,794	2,930	3,137,952
A. Clayton Perfall	69,718,931	159,291	2,930	3,137,952
Rajiv Vinnakota	69,313,363	543,447	24,342	3,137,952

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
71,515,075	1,494,265	9,764	—

Proposal 3: Approval of the Colfax Corporation 2008 Omnibus Incentive Plan, as Amended and Restated

The Company’s stockholders approved the amendment and restatement of the Colfax Corporation 2008 Omnibus Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
60,886,891	8,983,122	11,139	3,137,952

Proposal 4: Approval of the Material Terms of Payment of Incentive Compensation

The Company’s stockholders approved the material terms of payment of incentive compensation. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
68,902,941	967,233	10,978	3,137,952

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colfax Corporation

Date: May 17, 2012	By:	/s/ C. Scott Brannan
	Name:	C. Scott Brannan
	Title:	Senior Vice President, Finance and Chief Financial Officer

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